UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2007 (April 2, 2007)

Bill Barrett Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1099 18th Street, Suite 2300 Denver, Colorado	80202
(Address of principal executive office)	(Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a presentation dated April 2007 that will be presented to investors, analysts and others in upcoming meetings, including at the previously announced presentation to be made by our Chairman and Chief Executive Officer Fred Barrett at the 35th Annual Howard Weil Energy Conference on Monday, April 2, 2007. At the conference, participants will be provided a copy of the Company’s letter to stockholders and annual report for 2006, which will include a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The stockholder’s letter and annual report are expected to be mailed to stockholders on or about April 9, 2007 with the proxy materials for the annual meeting of stockholders to be held on May 9, 2007. A copy of the letter to stockholders and annual report, other than the previously filed Form 10-K, is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Presentation dated April 2007

99.2	Letter to stockholders and annual report

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BILL BARRETT CORPORATION

Date: April 2, 2007	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President — General Counsel; and Secretary

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Presentation dated April 2007

99.2	Letter to stockholders and annual report

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